                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                    Statement of eligibility under the Trust
                     Indenture Act of 1939 of a corporation
                          designated to act as trustee

               /X/ Check if an application to determine eligibility
                   of a trustee pursuant to section 305(b)(2)

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
               (Exact name of trustee as specified in its charter)


               300 SOUTH GRAND AVENUE
               LOS ANGELES, CALIFORNIA  90071             13-3347003
              (Address of principal                       (I.R.S. Employer
               executive offices)                         Identification No.)


                                 UCFC ACCEPTANCE CORP.
                 (Exact name of obligor as specified in its charter)

               LOUISIANA                                  72-123-5336
               (State or other jurisdiction of            (I.R.S. Employer
               Incorporation or organization)             Identification No.)

                                     4041 ESSEN LANE
                              BATON ROUGE, LOUISIANA  70809
                        (Address of principal executive offices)


                                 ASSET BACKED SECURITIES
                           (Title of the indenture securities)

          Item 1.     General Information.

          Furnish the following information as to the trustee:

          Name and address of each examining or supervising authority to which it is subject.

               NAME                               ADDRESS
               Office of the Comptroller          1114 Avenue of the Americas,
               of the Currency                    Suite 3900
                                                  New York, New York 10036

          (b) Whether it is authorized to exercise corporate trust powers.

               Yes.


          Item 2.     Affiliations with Obligor

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

          Item 16.  List of Exhibits

          EXHIBIT 1 -

               Articles of Association as amended on July 29, 1994. (Hereby incorporated herein by reference as Exhibit 1 to the Form T-1 filed with Amendment No. 1 to Delta Funding Corp's Registration Statement on From S-3 filed with the Securities and Exchange Commission on August 5, 1996 under Commission File Number 333-3418.)

          EXHIBIT 2 -

               Certificate of the Comptroller of the Currency dated January 12, 1998.

          EXHIBIT 3 -

               Certification of Fiduciary Powers dated February 3, 1998.

          EXHIBIT 4 -

               Existing By-Laws of Bankers Trust Company of California, N.A. as amended dated April 19, 1996. (Hereby incorporated herein by reference as Exhibit 1 to the Form T-1 filed with Amendment No. 1 to Delta Funding Corp's Registration Statement on Form S-3
          filed with the Securities and Exchange Commission on August 5, 1996 under Commission File Number 333-3418.)


          EXHIBIT 5 -

               Not Applicable.

          EXHIBIT 6 -

               Consent of Bankers Trust Company of California, N.A. required by Section 321 (b) Of the Act.

          EXHIBIT 7 -

               Reports of Condition of Bankers Trust Company of California, N.A., dated as of December 31, 1997.

                                    SIGNATURE

               Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company of California, N.A., a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Irvine, and State of California, on the 11th day of March, 1998.




                                    Bankers Trust Company of California, N.A.
                                    By: /s/ Jerome Harney
                                    Jerome Harney
                                    Assistant Vice President

                                  EXHIBIT 2

[LOGO]

--------------------------------------------------------------------------------
     Comptroller of the Currency
     Administrator of National Banks
--------------------------------------------------------------------------------
     Washington, D.C. 20219



                                  CERTIFICATE


I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise Fiduciary Powers on the date of this Certificate.



                              IN TESTINIONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this 12th day of January, 1998.


[SEAL]

                              /s/ Eugene A. Ludwig
                              --------------------
                              Comptroller of the Currency

                                  EXHIBIT 3

[LOGO]

--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
--------------------------------------------------------------------------------
Washington, D.C. 20219


                        Certificate of Fiduciary Powers


I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C.1, et seq., as amended has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No.18608), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.



                              IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this 3rd day of February, 1998.


[SEAL]

                              /s/ Eugene A. Ludwig
                              --------------------
                              Comptroller of the Currency

                                    EXHIBIT 6


                               CONSENT OF TRUSTEE

               Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by UCFC Acceptance Corp. Asset Backed Securities we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


          Dated:  March 11, 1998

                  Bankers Trust Company of California, N.A.
                  By:  /s/ Jerome Harney
                  Jerome Harney
                  Assistant Vice President

                                  EXHIBIT 7


"Bank Name","Bankers Trust Company of California, National Association" "City","Los Angeles"
"County","Los Angeles"
"State","CA"
"Zip Code","90071    "
"Certificate Number","26732"
"Call Date","971231"
"Form Number","033"
"Call Report Preparer","Nick Santorelli"
"Phone Number","2122504902"
"State Bank Number","06-0647"
"Charter Type","1"
"RIAD4246",0
"RIAD4247",0
"RIAD4248",0
"RIAD4249",0
"RIAD4505",0
"RIAD4307",0
"RIAD4115",1081
"RIAD4027",37
"RIAD4506",0
"RIAD4507",0
"RIAD3657",5559
"RIAD3658",0
"RIAD3659",180
"RIAD4069",0
"RIAD4020",0
"RIAD4107",6857
"RIAD4508",0
"RIAD4509",0
"RIAD4511",0
"RIADA517",0
"RIADA518",0
"RIAD4180",0
"RIAD4185",0
"RIAD4200",0
"RIAD4073",0
"RIAD4074",6857
"RIAD4230",0
"RIAD4243",0
"RIAD4070",52874
"RIAD4080",0
"RIADA220",0
"RIAD5407",4920
"RIAD5408",0
"RIAD4079",57794
"RIAD3521",0
"RIAD3196",0
"RIAD4135",18568

"RIAD4217",2305
"RIAD4092",27974
"RIAD4093",48847
"RIAD4301",15804
"RIAD4302",6487
"RIAD4300",9317
"RIAD4320",0
"RIAD4340",9317
"RIAD4513",0
"RIAD8431",0
"RIAD4150",267
"RIAD4504",0
"RIAD4251",
"RIAD9106","000000"
"RIAD8757",0
"RIAD8758",0
"RIAD8759",0
"RIAD8760",0
"RIAD8761",0
"RIAD8762",0
"RIAD8763",0
"RIADA530","0"
"RIAD4772",0
"RIAD3215",138029
"RIAD3216",0
"RIAD3217",138029
"RIAD4340",9317
"RIAD4346",0
"RIAD4356",0
"RIAD4470",0
"RIAD4460",0
"RIAD4411",0
"RIAD4412",0
"RIAD8433",-108
"RIAD4415",0
"RIAD3210",147238
"RIAD4256",0
"RIAD4257",0
"RIAD4258",0
"RIAD4259",0
"RIAD4262",0
"RIAD4263",0
"RIAD4264",0
"RIAD4265",0
"RIAD4266",0
"RIAD4267",0
"RIAD4635",0
"RIAD4605",0
"RIAD4643",0
"RIAD4627",0
"RIAD4268",
"RIAD4269",
"RIAD5443",0
"RIAD5444",0

"RIAD5445",0
"RIAD5446",0
"RIAD5447",0
"RIAD5448",0
"RIAD5449",0
"RIAD5450",0
"RIAD5451",0
"RIAD5452",0
"RIAD5453",0
"RIAD5454",0
"RIAD5455",0
"RIAD5456",0
"RIAD3124",0
"RIAD4605",0
"RIAD4635",0
"RIAD4230",0
"RIAD4815",0
"RIAD3123",0
"RIAD5415",0
"RIAD5416",0
"RIAD5417",0
"TEXT4461",""
"RIAD4461",
"TEXT4462",""
"RIAD4462",
"TEXT4463",""
"RIAD4463",
"RIAD4531",3443
"RIAD5418",0
"RIAD5419",0
"RIAD5420",0
"TEXT4464","I/C NONINT SERVICE EXPENSE"
"RIAD4464",8660
"TEXT4467","INDIRECT EXPENSE"
"RIAD4467",3230
"TEXT4468",""
"RIAD4468",
"TEXT4469",""
"RIAD4469",
"RIAD4486",
"TEXT4487",""
"RIAD4487",
"RIAD4488",
"TEXT4489",""
"RIAD4489",
"RIAD4491",
"TEXT4492",""
"RIAD4492",
"TEXT4493",""
"RIAD4493",
"TEXTA546","Effect of change to GAAP from previous non-GAAP instructions" "RIADA546",0
"TEXT4495",""
"RIAD4495",

"TEXT4496",""
"RIAD4496",
"TEXT4497",""
"RIAD4497",
"TEXT4498",""
"RIAD4498",
"TEXT4499",""
"RIAD4499",
"TEXT4521",""
"RIAD4521",
"TEXT4522",""
"RIAD4522",
"RIAD4769","0"
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"TEXT4769",""
"RCON0081",1607
"RCON0071",32845
"RCON1754",0
"RCON1773",93469
"RCON1350",0
"RCON2122",0
"RCON3123",0
"RCON3128",0
"RCON2125",0
"RCON3545",0
"RCON2145",4032
"RCON2150",0
"RCON2130",0
"RCON2155",0
"RCON2143",21073
"RCON2160",5769
"RCON2170",158795
"RCON2200",0
"RCON6631",0
"RCON6636",0
"RCON2800",0
"RCON2840",0
"RCON3548",0
"RCON2332",0
"RCONA547",0
"RCONA548",0
"RCON2920",0
"RCON3200",0
"RCON2930",11557
"RCON2948",11557
"RCON3838",0

"RCON3230",50000
"RCON3839",50000
"RCON3632",47218
"RCON8434",20
"RCON3210",147238
"RCON3300",158795
"RCON6724",
"RCON0020",0
"RCON0080",0
"RCON0083",0
"RCON0085",1607
"RCON0073",0
"RCON0074",32845
"RCON0090",0
"RCON0010",34452
"RCON0050",193
"RCON0211",0
"RCON0213",0
"RCON1286",699
"RCON1287",699
"RCON1289",0
"RCON1290",0
"RCON1291",0
"RCON1293",0
"RCON1294",0
"RCON1295",0
"RCON1297",0
"RCON1298",0
"RCON1676",0
"RCON1677",0
"RCON1678",0
"RCON1679",0
"RCON1681",0
"RCON1686",0
"RCON1690",0
"RCON1691",0
"RCON1694",0
"RCON1695",0
"RCON1696",0
"RCON1697",0
"RCON1698",0
"RCON1699",0
"RCON1701",0
"RCON1702",0
"RCON1703",0
"RCON1705",0
"RCON1706",0
"RCON1707",0
"RCON1709",0
"RCON1710",0
"RCON1711",0
"RCON1713",0
"RCON1714",0
"RCON1715",0

"RCON1716",0
"RCON1717",0
"RCON1718",0
"RCON1719",0
"RCON1731",0
"RCON1732",0
"RCON1733",0
"RCON1734",0
"RCON1735",0
"RCON1736",0
"RCON1737",0
"RCON1738",0
"RCON1739",89739
"RCON1741",89770
"RCON1742",0
"RCON1743",0
"RCON1744",0
"RCON1746",0
"RCONA510",0
"RCONA511",0
"RCON1752",3000
"RCON1753",3000
"RCON1754",0
"RCON1771",0
"RCON1772",93438
"RCON1773",93469
"RCON0416",699
"RCONA549",699
"RCONA550",0
"RCONA551",0
"RCONA552",33194
"RCONA553",56576
"RCONA554",0
"RCONA555",0
"RCONA556",0
"RCONA557",0
"RCONA558",0
"RCONA559",0
"RCONA560",0
"RCONA561",0
"RCONA562",0
"RCONA248",699
"RCON1778",0
"RCON8780",0
"RCON8781",0
"RCON8782",0
"RCON8783",0
"RCON1415",0
"RCON1420",0
"RCON1797",0
"RCON5367",0
"RCON5368",0
"RCON1460",0
"RCON1480",0

"RCON1506",0
"RCON1507",0
"RCON1517",0
"RCON1513",0
"RCON1516",0
"RCON1590",0
"RCON1763",0
"RCON1764",0
"RCON1755",0
"RCON2008",0
"RCON2011",0
"RCON2081",0
"RCON2107",0
"RCON1545",0
"RCON1564",0
"RCON2165",0
"RCON2123",0
"RCON2122",0
"RCON1617",0
"RCON8691",0
"RCONA564",0
"RCONA565",0
"RCONA566",0
"RCONA567",0
"RCONA568",0
"RCONA569",0
"RCONA570",0
"RCONA571",0
"RCONA572",0
"RCONA573",0
"RCONA574",0
"RCONA575",0
"RCONA247",0
"RCONA577",0
"RCONA578",0
"RCON2746",0
"RCON5369",0
"RCON5370",0
"RCON6999",""
"RCON5562",
"RCON5563",
"RCON5564",
"RCON5565",
"RCON5566",
"RCON5567",
"RCON5568",
"RCON5569",
"RCON5570",
"RCON5571",
"RCON5572",
"RCON5573",
"RCON5574",
"RCON5575",
"RCON6860",""

"RCON5576",
"RCON5577",
"RCON5578",
"RCON5579",
"RCON5580",
"RCON5581",
"RCON5582",
"RCON5583",
"RCON5584",
"RCON5585",
"RCON5586",
"RCON5587",
"RCON5588",
"RCON5589",
"RCON2201",0
"RCON2240",0
"RCON2346",0
"RCON2202",0
"RCON2280",0
"RCON2520",0
"RCON2203",0
"RCON2290",0
"RCON2530",0
"RCON2206",0
"RCON2310",0
"RCON2550",0
"RCON2207",0
"RCON2312",0
"RCON2349",0
"RCON2213",0
"RCON2320",0
"RCON2236",0
"RCON2216",0
"RCON2300",0
"RCON2377",0
"RCON2330",0
"RCON2330",0
"RCON2215",0
"RCON2210",0
"RCON2385",0
"RCON6835",0
"RCON2365",0
"RCON2343",0
"RCON2344",0
"RCONA243",0
"RCONA244",0
"RCON5590",0
"RCON6810",0
"RCON0352",0
"RCON6648",0
"RCON2604",0
"RCON2398",0
"RCONA579",0
"RCONA580",0

"RCONA581",0
"RCONA582",0
"RCONA241",0
"RCONA584",0
"RCONA585",0
"RCONA586",0
"RCONA587",0
"RCONA242",0
"RCON2164",0
"RCON2148",0
"RCONA519",0
"RCONA520",0
"RCON2168",5769
"TEXT3549","A/R"
"RCON3549",5738
"TEXT3550",""
"RCON3550",
"TEXT3551",""
"RCON3551",
"RCON2160",5769
"RCON5610",0
"RCON3645",0
"RCON3646",2697
"RCON3049",11
"RCON3000",0
"RCON2938",8849
"TEXT3552","I/C PAYABLES"
"RCON3552",8418
"TEXT3553",""
"RCON3553",
"TEXT3554",""
"RCON3554",
"RCON2930",11557
"RCON3381",31671
"RCON3382",693
"RCON3383",0
"RCON3647",90047
"RCON3648",3000
"RCON3365",0
"RCON3286",0
"RCON3287",0
"RCON3288",0
"RCON3289",0
"RCON3401",0
"RCON3484",0
"RCON3368",156658
"RCON3485",0
"RCON3486",0
"RCON3487",0
"RCONA514",0
"RCONA529",0
"RCON3353",0
"RCON3355",0
"RCON3379",

"RCON3814",0
"RCON3815",0
"RCON3816",0
"RCON6550",0
"RCON3817",0
"RCON3818",0
"RCON3819",0
"RCON3820",0
"RCON3821",0
"RCON3822",0
"RCON3411",0
"RCON3428",0
"RCON3429",0
"RCON3432",0
"RCON3433",767214
"RCONA521",0
"RCONA522",0
"RCONA523",0
"RCONA524",0
"RCONA249",0
"RCONA250",0
"RCONA534",0
"RCONA535",0
"RCON8765",0
"RCON3430",0
"TEXT3555",""
"RCON3555",
"TEXT3556",""
"RCON3556",
"TEXT3557",""
"RCON3557",
"TEXT3558",""
"RCON3558",
"RCON5591",0
"TEXT5592",""
"RCON5592",
"TEXT5593",""
"RCON5593",
"TEXT5594",""
"RCON5594",
"TEXT5595",""
"RCON5595",
"RCON8693",0
"RCON8694",0
"RCON8695",0
"RCON8696",0
"RCON8697",0
"RCON8698",0
"RCON8699",0
"RCON8700",0
"RCON8701",0
"RCON8702",0
"RCON8703",0
"RCON8704",0

"RCON8705",0
"RCON8706",0
"RCON8707",0
"RCON8708",0
"RCON8709",0
"RCON8710",0
"RCON8711",0
"RCON8712",0
"RCON8713",0
"RCON8714",0
"RCON8715",0
"RCON8716",0
"RCON3450",0
"RCON3826",0
"RCON8719",0
"RCON8720",0
"RCONA126",0
"RCONA127",0
"RCON8723",0
"RCON8724",0
"RCON8725",0
"RCON8726",0
"RCON8727",0
"RCON8728",0
"RCON8729",0
"RCON8730",0
"RCON8731",0
"RCON8732",0
"RCONA589",0
"RCON8733",0
"RCON8734",0
"RCON8735",0
"RCON8736",0
"RCON8737",0
"RCON8738",0
"RCON8739",0
"RCON8740",0
"RCON8741",0
"RCON8742",0
"RCON8743",0
"RCON8744",0
"RCON8745",0
"RCON8746",0
"RCON8747",0
"RCON8748",0
"RCON8749",0
"RCON8750",0
"RCON8751",0
"RCON8752",0
"RCON8753",0
"RCON8754",0
"RCON8755",0
"RCON8756",0
"RCON3833",0

"RCON3834",0
"RCON6164",0
"RCON6165",0
"RCON3405",0
"RCON5500",0
"RCON5501",0
"RCON5502",0
"RCON5503",0
"RCON5504",0
"RCON5505",0
"RCON3164",0
"RCONA590",0
"RCON5506",0
"RCON5507",17633
"RCON3163",3440
"RCON2143",21073
"RCON6442",0
"RCON3295",0
"RCON5372",0
"RCON5508",0
"RCON5509",0
"RCON5510",0
"RCON5511",0
"RCON5512",0
"RCON2150",0
"RCON5374",0
"RCON5375",0
"RCON2130",0
"RCON3778",0
"RCON6441",0
"RCON8427",0
"RCON8428",0
"RCON8429",0
"RCON8430",0
"RCON8784",0
"RCONA525",0
"RCONA526",0
"RCONA591",0
"RCON3836",0
"RCON1210",0
"RCON1211",0
"RCON1212",0
"RCON1214",0
"RCON1215",0
"RCON1216",0
"RCON1218",0
"RCON1219",0
"RCON1220",0
"RCON1222",0
"RCON1223",0
"RCON1224",0
"RCON1226",0
"RCON1227",0
"RCON1228",0

"RCON3505",0
"RCON3506",0
"RCON3507",0
"RCON5612",0
"RCON5613",0
"RCON5614",0
"RCON5615",0
"RCON5616",0
"RCON5617",0
"RCON1658",0
"RCON1659",0
"RCON1661",0
"RCON1230",
"RCON1231",
"RCON1232",
"RCON5421",0
"RCON5422",0
"RCON5423",0
"RCON5424",0
"RCON5425",0
"RCON5426",0
"RCON5427",0
"RCON5428",0
"RCON5429",0
"RCON5430",0
"RCON5431",0
"RCON5432",0
"RCON5433",0
"RCON5434",0
"RCON5435",0
"RCON5436",0
"RCON5437",0
"RCON5438",0
"RCON5439",0
"RCON5440",0
"RCON5441",0
"RCON0030",
"RCON0031",0
"RCON0032",0
"RCON3510",
"RCON3512",0
"RCON3514",0
"RCON3520",0
"RCON2211",0
"RCON2351",0
"RCON5514",0
"RCON2314",0
"RCON2315",0
"RCON5516",0
"RCON5517",0
"RCONA531",
"RCONA532",
"RCONA533",
"RCON8432",0

"RCON8785",0
"RCONA181",0
"RCONA182",0
"RCONA527",0
"RCONA528",0
"RCON2702",0
"RCON3779",
"RCON2710",0
"RCON2722",0
"RCON6861","0"
"RCON5597",
"TEXTA545","N/A"
"RCONA545","N/A"
"TEXT8901","Foy B. Hester, Vice President & Controller"
"TEXT8902","2122506418"
"RCON6056","1"
"RCONA515",0
"RCONA516",0
"RCON8274",126145
"RCON8275",0
"RCON3792",126145
"RCONA222",0
"RCONA223",127131
"RCONA224",135585
"RCON5163",
"RCON3796",
"RCON5165",
"RCON3801",
"RCON3802",
"RCON3803",
"RCON3804",
"RCON3805",
"RCON3806",
"RCON3807",
"RCON8764",
"RCON3809",
"RCON8766",
"RCON8767",
"RCON3812",
"RCON8769",
"RCON8770",
"RCON8771",
"RCON8772",
"RCON8773",
"RCON8774",
"RCON8775",
"RCON8776",
"RCON8777",
"RCON8778",
"RCON8779",
"RCONA000",
"RCONA001",
"RCONA002",
"RCON6979","0"

"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"TEXT6980",""
"RCON3561",0
"RCON3562",0
"RCON7701",0.00
"RCON7702",0.00
"TEXT8903","Foy B. Hester, Vice President & Controller"
"TEXT8904","2122506418"